                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 29, 2001, (2001-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16 to September 15, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of September, 2001.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                  September-01

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                        REMITTANCE DATE: 10/1/01

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                    --------------       ------------
CLASS A CERTIFICATES
--------------------
(1)    a.   Amount available (including Monthly Servicing Fee)                        9,384,339.48
                                                                                    --------------
       b.   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
            Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                                    --------------
       c.   Amount Available after giving effect to withdrawal of Class M-1
            Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
            for prior Remittance Date                                                 9,384,339.48
                                                                                    --------------
       d.   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                 0.00
                                                                                    --------------
A.     Interest
(2)    Aggregate Class A interest
       a.   Class A-1A Remittance Rate                                                    3.71375%
                                                                                    --------------
       b.   Class A-1A Interest                                                         139,839.61         1.99770871
                                                                                    --------------       ------------
       c.   Class A-1B Remittance Rate                                                    5.01000%
                                                                                    --------------
       d.   Class A-1B Interest                                                         176,671.60         2.99443390
                                                                                    --------------       ------------
       e.   Class A-2 Remittance Rate                                                     5.24500%
                                                                                    --------------
       f.   Class A-2 Interest                                                           97,469.58         4.37083318
                                                                                    --------------       ------------
       g.   Class A-3 Remittance Rate                                                     5.65500%
                                                                                    --------------
       h.   Class A-3 Interest                                                          298,772.50         4.71250000
                                                                                    --------------       ------------
       I.   Class A-4 Remittance Rate                                                     6.21000%
                                                                                    --------------
       j.   Class A-4 Interest                                                          497,835.00         5.17500000
                                                                                    --------------       ------------
       k.   Class A-5 Remittance Rate                                                     6.99000%
                                                                                    --------------
       l.   Class A-5 Interest                                                        1,019,957.50         5.82500000
                                                                                    --------------       ------------
       m.   Class A-IO Remittance Rate                                                    2.50000%
                                                                                    --------------
       n.   Class A-IO Interest                                                         244,583.33         2.03819442
                                                                                    --------------       ------------
(3)    Amount applied to:
       a.   Unpaid Class A Interest Shortfall                                                 0.00
                                                                                    --------------
(4)    Remaining:
       a.   Unpaid Class A Interest Shortfall                                                 0.00
                                                                                    --------------
B.     Principal
(5)    Formula Principal Distribution  Amount                                         4,413,746.06
                                                                                    --------------
       a.   Scheduled Principal                                                         762,662.48
                                                                                    --------------
       b.   Principal Prepayments                                                     3,075,675.09
                                                                                    --------------
       c.   Liquidated Contracts                                                        458,210.34
                                                                                    --------------
       d.   Repurchases                                                                       0.00
                                                                                    --------------
       e.   Current Month Advanced Principal                                          1,378,530.30
                                                                                    --------------
       f.   Prior Month Advanced Principal                                           (1,261,332.15)
                                                                                    --------------
       g.   Additional Principal Distribution ($9,000,000.00 cap)                             0.00
                                                                                    --------------
(6)    a.   Pool Scheduled Principal Balance                                        569,487,412.38
                                                                                    --------------
       b.   Adjusted Pool Principal Balance                                         568,108,882.08       946.85037822
                                                                                    --------------       ------------
       c.   Pool Factor                                                                 0.94685038
                                                                                    --------------
       d.   Net Certificate Principal Balance                                       559,108,882.07
                                                                                    --------------
       e.   Overcollateralization Amount (not to exceed $9,000,000.00)                9,000,000.01
                                                                                    --------------
       f.   Prefunded Amount                                                                  0.00
                                                                                    --------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                  September-01
                                     PAGE 2

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                        REMITTANCE DATE: 10/1/01

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                    --------------       ------------
(7)    Unpaid Class A Principal Shortfall
       (if any) following prior Remittance Date                                               0.00
                                                                                    --------------
(8)    Class A Percentage for such Remittance Date                                         100.00%
                                                                                    --------------
(9)    Class A Percentage for the following  Remittance Date                               100.00%
                                                                                    --------------
(10)   Class A  Principal Distribution:
       a.   Class A-1A                                                                2,395,056.00         34.21508571
                                                                                    --------------       -------------
       b.   Class A-1B                                                                2,018,690.06         34.21508576
                                                                                    --------------       -------------
       c.   Class A-2                                                                         0.00          0.00000000
                                                                                    --------------       -------------
       d.   Class A-3                                                                         0.00          0.00000000
                                                                                    --------------       -------------
       e.   Class A-4                                                                         0.00          0.00000000
                                                                                    --------------       -------------
       f.   Class A-5                                                                         0.00          0.00000000
                                                                                    --------------       -------------
(11)   a.   Class A-1A Principal Balance                                             47,811,021.28        683.01458971
                                                                                    --------------       -------------
       b.   Class A-1A Pool Factor                                                      0.68301459
                                                                                    --------------
       c.   Class A-1B Principal Balance                                             40,297,860.79        683.01458966
                                                                                    --------------       -------------
       d.   Class A-1B Pool Factor                                                      0.68301459
                                                                                    --------------
       e.   Class A-2 Principal Balance                                              22,300,000.00       1000.00000000
                                                                                    --------------       -------------
       f.   Class A-2 Pool Factor                                                       1.00000000
                                                                                    --------------
       g.   Class A-3 Principal Balance                                              63,400,000.00       1000.00000000
                                                                                    --------------       -------------
       h.   Class A-3 Pool Factor                                                       1.00000000
                                                                                    --------------
       I.   Class A-4 Principal Balance                                              96,200,000.00       1000.00000000
                                                                                    --------------       -------------
       j.   Class A-4 Pool Factor                                                       1.00000000
                                                                                    --------------
       k.   Class A-5 Principal Balance                                             175,100,000.00       1000.00000000
                                                                                    --------------       -------------
       l.   Class A-5 Pool Factor                                                       1.00000000
                                                                                    --------------
       m.   Class A-IO Notional Principal Balance                                   117,400,000.00        978.33333333
                                                                                    --------------       -------------
       n.   Class A-IO Pool Factor                                                      0.95666667
                                                                                    --------------
(12)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance Date                                             0.00
                                                                                    --------------
C.     Aggregate Scheduled Balances and Number of Delinquent Contracts as of
       Determination Date
(13)   31-59 days                                                                     9,939,566.33                 307
                                                                                    --------------       -------------
(14)   60 days or more                                                               13,198,000.58                 373
                                                                                    --------------       -------------
(15)   Current Month Repossessions                                                    1,261,342.28                  36
                                                                                    --------------       -------------
(16)   Repossession Inventory                                                         3,388,311.78                  98
                                                                                    --------------       -------------
(17)   Weighted Average Contract Rate                                                    12.69207%
                                                                                    --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                  September-01
                                     PAGE 3

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                        REMITTANCE DATE: 10/1/01

D.     Class M-1, M-2,  Distribution Test and Class B Distribution test
       (applicable on and after the Remittance Date occurring in May 2005.)

(1)    Average Sixty - Day Delinquency Ratio Test
       a.   Sixty - Day Delinquency Ratio for current Remittance Date                        2.91%
                                                                                    --------------

       b.   Average Sixty - Day Delinquency Ratio (arithmetic average of ratios
            for this month and two preceding months; may not exceed 6.25%)                   2.40%
                                                                                    --------------

(2)    Cumulative Realized Losses Test
       a.   Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            7.0% from May 1, 2005 to April 30, 2006, 8.75% from May 1, 2006 to
            April 30, 2007; 11.75% from May 1, 2007 to April 30, 2008 and
            13.25% thereafter)                                                               0.06%
                                                                                    --------------

(3)    Current Realized Losses Test
       a.   Current Realized Losses for current Remittance Date                         197,371.94
                                                                                    --------------

       b.   Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance
            and for current Remittance Date; may not exceed 3.50%)                           0.23%
                                                                                    --------------

(4)    Class M-1 & M-2 Principal Balance Tests
       a.   The sum of Class M Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 30.75%)                                                   21.48%
                                                                                    --------------

       b.   The sum of Class M-2 Principal Balance and Class B Principal Balance
            plus O/C (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance Date
            (must equal or exceed 21.75%)                                                   15.20%
                                                                                    --------------

(5)    Class B Principal Balance Test
       a.   Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date greater than $12,000,000.00 48,000,000.00
                                                                                    --------------

       b.   Class B Principal Balance plus O/C (before any distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 14.25%.             9.96%
                                                                                    --------------

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                  September-01
                                     PAGE 4

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                        REMITTANCE DATE: 10/1/01

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                    --------------       ------------
CLASS M-1 CERTIFICATES
----------------------

A.     Interest
(1)    Aggregate interest
       a.   Class M-1 Remittance Rate 7.535%, unless
            Weighted Average Contract Rate is below 7.535%)                              7.53500%
                                                                                    -------------
       b.   Class M-1 Interest                                                         226,050.00           6.27916667
                                                                                    -------------        -------------
       c.   Interest on Class M-1 Adjusted Principal Balance                           226,050.00
                                                                                    -------------

(2)    Amount applied to Class M-1 Interest Deficiency Amount                                0.00
                                                                                    -------------

(3)    Remaining unpaid Class M-1 Interest Deficiency Amount                                 0.00
                                                                                    -------------

(4)    Amount applied to:
       a.   Unpaid Class M-1 Interest Shortfall                                              0.00
                                                                                    -------------

(5)    Remaining:
       a.   Unpaid Class M-1 Interest Shortfall                                              0.00
                                                                                    -------------

B.     Principal
(6)    a.   Class M-1 Principal Balance                                             36,000,000.00        1000.00000000
                                                                                    -------------        -------------
       b.   Class M-1 Pool Factor                                                      1.00000000
                                                                                    -------------
       c.   Class M-1 Adjusted Principal Balance                                    36,000,000.00
                                                                                    -------------
       d.   Class M-1 Adjusted Pool Factor                                             1.00000000
                                                                                    -------------

(7)    Class M-1 Percentage for such Remittance Date                                        0.00%
                                                                                    -------------

(8)    Class M-1  Principal Distribution:
       a.   Class M-1 (current)                                                              0.00           0.00000000
                                                                                    -------------        -------------
       b.   Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                         0.00
                                                                                    -------------

(9)    Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                            0.00
                                                                                    -------------

(10)   Class M-1 Percentage for the following Remittance Date                               0.00%
                                                                                    -------------

(11)   Class M-1 Liquidation Loss Interest
       a.   Class M-1 Liquidation Loss Amount                                                0.00
                                                                                    -------------
       b.   Amount applied to Class M-1 Liquidation Loss Interest Amount                     0.00
                                                                                    -------------
       c.   Remaining Class M-1 Liquidation Loss Interest Amount                             0.00
                                                                                    -------------
       d.   Amount applied to Unpaid Class M-1 Loss Interest Shortfall                       0.00
                                                                                    -------------
       e.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfalls                  0.00
                                                                                    -------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                  September-01
                                     PAGE 5

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                        REMITTANCE DATE: 10/1/01

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                    --------------       ------------
CLASS M-2 CERTIFICATES
----------------------

A.     Interest
(1)    Aggregate interest
       a.   Class M-2 Remittance Rate 7.970%, unless
            Weighted Average Contract Rate is below 7.970%)                              7.97000%
                                                                                    -------------
       b.   Class M-2 Interest                                                         199,250.00           6.64166667
                                                                                    -------------        -------------
       c.   Interest on Class M-2 Adjusted Principal Balance                           199,250.00
                                                                                    -------------

(2)    Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                    -------------

(3)    Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                    -------------

(4)    Amount applied to:
       a.   Unpaid Class M-2 Interest Shortfall                                              0.00
                                                                                    -------------

(5)    Remaining:
       a.   Unpaid Class M-2 Interest Shortfall                                              0.00
                                                                                    -------------

B.     Principal
(6)    a.   Class M-2 Principal Balance                                             30,000,000.00        1000.00000000
                                                                                    -------------        -------------
       b.   Class M-2 Pool Factor                                                      1.00000000
                                                                                    -------------
       c.   Class M-2 Adjusted Principal Balance                                    30,000,000.00
                                                                                    -------------
       d.   Class M-2 Adjusted Pool Factor                                             1.00000000
                                                                                    -------------

(7)    Class M-2 Percentage for such Remittance Date                                        0.00%
                                                                                    -------------

(8)    Class M-2  Principal Distribution:
       a.   Class M-2 (current)                                                              0.00           0.00000000
                                                                                    -------------        -------------
       b.   Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                         0.00
                                                                                    -------------

(9)    Unpaid Class M-2 Principal Shortfall
       (if any) following current Remittance Date                                            0.00
                                                                                    -------------

(10)   Class M-2 Percentage for the following Remittance Date                               0.00%
                                                                                    -------------

(11)   Class M-2 Liquidation Loss Interest
       a.   Class M-2 Liquidation Loss Amount                                                0.00
                                                                                    -------------
       b.   Amount applied to Class M-2 Liquidation Loss Interest Amount                     0.00
                                                                                    -------------
       c.   Remaining Class M-2 Liquidation Loss Interest Amount                             0.00
                                                                                    -------------
       d.   Amount applied to Unpaid Class M-2 Loss Interest Shortfall                       0.00
                                                                                    -------------
       e.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfalls                  0.00
                                                                                    -------------

                             CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                  September-01
                                     PAGE 6

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                        REMITTANCE DATE: 10/1/01

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                    --------------       ------------
CLASS B-1 CERTIFICATES
----------------------

(1)    a.   Class B-1 Remittance Rate  (8.915% unless Weighted Average
            Contract Rate is below 8.915%)                                               8.91500%
                                                                                    -------------
       b.   Aggregate Class B-1 Interest                                               222,875.00           7.42916667
                                                                                    -------------        -------------
       c.   Interest on Class B-1 Adjusted Principal Balance                           222,875.00
                                                                                    -------------

(2)    Amount applied to Unpaid Class B-1 Interest Shortfall                                 0.00
                                                                                    -------------

(3)    Remaining Unpaid Class B-1 Interest Shortfall                                         0.00
                                                                                    -------------

(4)    Amount applied to Class B-1 Interest Deficiency Amount                                0.00
                                                                                    -------------

(5)    Remaining Unpaid Class B-1 Interest Deficienty Amount                                 0.00
                                                                                    -------------

(6)    Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                                              0.00
                                                                                    -------------

(7)    Class B Percentage for such Remittance Date                                          0.00%
                                                                                    -------------

(8)    Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                                  0.00           0.00000000
                                                                                    -------------        -------------

(9)    a.   Class B-1 Principal Shortfall                                                    0.00
                                                                                    -------------
       b.   Unpaid Class B-1 Principal Shortfall                                             0.00
                                                                                    -------------

(10)   Class B Principal Balance                                                    48,000,000.00
                                                                                    -------------

(11)   a.   Class B-1 Principal Balance                                             30,000,000.00
                                                                                    -------------
       b.   Class B-1 Pool Factor                                                      1.00000000
                                                                                    -------------
       c.   Class B-1 Adjusted Principal Balance                                    30,000,000.00
                                                                                    -------------
       d.   Class B-1 Adjusted Pool Factor                                             1.00000000
                                                                                    -------------

(12)   Class B-1 Liquidation Loss Interest
       a.   Class B-1 Liquidation Loss Amount                                                0.00
                                                                                    -------------
       b.   Amount Applied to Class B-1 Liquidation Loss Interest Amount                     0.00
                                                                                    -------------
       c.   Remaining Class B-1 Liquidation Loss Interest Amount                             0.00
                                                                                    -------------
       d.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall           0.00
                                                                                    -------------
       e.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                   0.00
                                                                                    -------------

                              CONSECO FINANCE CORP.
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 2001-1
                                 MONTHLY REPORT
                                  September-01
                                     PAGE 7

                                            CUSIP NO.#20846Q-FX1, FY9, FZ6, GA0,
                                                    GB8, GC6, GD4, GE2, GF9, GG7
                                                        TRUST ACCOUNT #3338985-0
                                                        REMITTANCE DATE: 10/1/01

                                                                                        Total $           Per $1,000
                                                                                         Amount            Original
                                                                                    --------------       ------------
CLASS B-2 CERTIFICATES
----------------------

(1)    a.   Class B-2 Remittance Rate ( 11.250% unless Weighted Average
            Contract Rate is less than 11.250%)                                         11.25000%
                                                                                    -------------
       b.   Aggregate Class B-2 Interest                                               168,750.00           9.37500000
                                                                                    -------------        -------------

(2)    Amount applied to Unpaid Class B-2 Interest Shortfall                                 0.00
                                                                                    -------------

(3)    Remaining Unpaid Class B-2 Interest Shortfall                                         0.00
                                                                                    -------------

(4)    Unpaid Class B-2 Principal Shortfall
       (if any) following prior Remittance Date                                              0.00
                                                                                    -------------

(5)    Class B-2 Principal Liquidation Loss Amount                                           0.00
                                                                                    -------------

(6)    Class B-2 Principal (zero until Class B-1 paid down; thereafter,
       Class B Percentage of formula Principal Distribution Amount)                          0.00           0.00000000
                                                                                    -------------        -------------

(7)    Guarantee Payment                                                                     0.00
                                                                                    -------------

(8)    a.   Class B-2 Principal Balance                                             18,000,000.00
                                                                                    -------------
       b.   Class B-2 Pool Factor                                                      1.00000000
                                                                                    -------------

CLASS B-3I CERTIFICATES
-----------------------

(1)    Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree Financial
       Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class B-2 Distribution Amount,
       if the Company or Green Tree Financial Servicing Corp. is the Servicer)         239,076.65
                                                                                    -------------

(2)    Class B-3I Distribution Amount                                                1,439,462.65
                                                                                    -------------

(3)    Class B-3I Formula Distribution Amount (all Excess                            9,794,771.43
       Interest plus Unpaid Class B-3I Shortfall)                                   -------------

(4)    Class B-3I Shortfall                                                          2,143,167.17
                                                                                    -------------

(5)    Unpaid Class B-3I Shortfall                                                   8,355,308.78
                                                                                    -------------

(6)    Class M-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                    -------------

(7)    Class B-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                    -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.